CONFIDENTIAL Exhibit 99.2 Cyxtera Cleansing Presentation June 2023

CONFIDENTIAL Disclaimer This Cleansing Presentation (this “Presentation”) contains forward-looking information within the meaning of the U.S. federal securities laws, including, without limitation, financial projections and other estimates (collectively, the “Projections”) with respect to the anticipated performance of Cyxtera Technologies, Inc. (the “Company”). Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. The Projections have been prepared in good faith based upon assumptions that the Company believes to be reasonable as of the date on the cover of this Presentation, it being understood that the Projections are as to future events and are not to be viewed as facts, that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, that no assurance can be given that any particular Projections will be realized and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material. You should reference the “Risk Factors” included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) from time to time for a discussion of the significant risks, uncertainties and contingencies involving the Company. In addition, the Projections were not prepared with a view to public disclosure or compliance with published guidelines of the SEC, the guidelines established by the Public Company Accounting Oversight Board or U.S. generally accepted accounting principles (“GAAP”) or any other applicable accounting principles. The information used to prepare, and contained in, this Presentation is based upon industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, Projections) furnished by the Company or information otherwise obtained from public sources, data suppliers and other third parties. The information in this Presentation was prepared by the Company for informational purposes only, and neither the Company or any of its direct or indirect equity holders or affiliates or any of their or their affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, with respect to any person or entity, the “Representatives”), bears any responsibility, obligation or liability relating to or arising from, or for the accuracy or completeness (or lack thereof) of, any of the information in this Presentation. No representation, guaranty or warranty (express or implied) regarding this Presentation or as to the accuracy or completeness of any of the information therein, including without limitation any Projections (or any assumptions underlying them, the Company’s future operations or the amount of any future income or loss), is made by the Company or any of its affiliates or their (or their affiliates’) respective Representatives. Neither the Company or any of its direct or indirect equity holders or affiliates or any of their (or their affiliates’) respective Representatives shall have any obligation to update, correct or supplement this Presentation or otherwise provide additional information in connection herewith or any other matter (it being understood that this Presentation speaks only as of the date hereof), and neither the delivery of this Presentation shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the affairs of the Company after the date hereof. This Presentation includes Transaction Adjusted EBITDA and other non-GAAP financial measures. The Company defines Transaction Adjusted EBITDA as net income (loss) before the following items: depreciation and amortization; interest and other expenses, net; income tax expense (benefit); equity-based compensation; stand-up separation and other; restructuring costs and other; straight-line rent adjustment; amortization of favorable / unfavorable leasehold interest and asset retirement obligation accretion; change in fair value of warrant liabilities; transaction-related costs and impairment of note and other receivables from an affiliate. Please see the Appendix to this Presentation for a reconciliation of net loss to Transaction Adjusted EBITDA. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s financial results in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. The Company does not provide a forward-looking reconciliation of certain forward-looking non-GAAP measures as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. 2

CONFIDENTIAL

# Cyxtera: The Global Data Center Platform

Global footprint of more than **60 data centers**, in over **30 markets,** with a **presence in many of the most attractive data center markets**

Operations across **North America, Europe, and Asia**

**2,300+ customers** across all major industry verticals

Focused on **retail colocation** and associated **interconnection service**

High growth **digital exchange** technology connects enterprises with leading service providers in a **deeply interconnected ecosystem**

## Key Stats

**$746MM**
'22 Revenue

**$239MM**
'22 Transaction Adj. EBITDA(2)

**60+**
Data Centers

**30+**
Markets

**29%**
Customers deployed in more than one data center

**91%**
Revenue from large established enterprises

**2,300+**
Customers

**~40,000**
Cross Connects

**100%**
Long-Term Commitment to Carbon Neutrality

**46%**
Proportion of Footprint Energy Star Certified

Note: Several cities comprised of multiple markets: London (3), Chicago (2), New Jersey (2), Los Angeles (2)
(1) Based on number of markets, customers, and cross connects; (2) Reflects net income before depreciation and amortization, interest, tax, equity-based compensation, straight-line rent adjustment, amortization of favorable/unfavorable leasehold interest and asset retirement obligation accretion, and other. See the Appendix for a reconciliation of GAAP to Non-GAAP results.

Cyxtera 3

CONFIDENTIAL

# Diverse Global Presence

- A global leader in colocation and interconnection services
- Expansive portfolio of data centers built and operated to meet and exceed industry standards
- Robust infrastructure design and experienced operational team
- Customer-focused approach to global service delivery

**30+**
Markets

**251**
Megawatts
Total Power Capacity

**99.999%**
Availability(1) 3+ years

APJ


Tokyo
Singapore

NORTH AMERICA


Vancouver
Seattle
Minneapolis
Montréal
Toronto
Chicago
Boston
Columbus
NY/NJ
Silicon Valley
Denver
Northern Virginia
Los Angeles
Albuquerque
Atlanta
Phoenix
Dallas
Tampa

EMEA


Amsterdam
London
Frankfurt

Cyxtera

Note: Several cities comprised of multiple markets: London (3), Chicago (2), New Jersey (2), Los Angeles (2).
(1) Based on availability of infrastructure resources in facilities, measured annually.

4

CONFIDENTIAL

# We Have Made Demonstrable Progress Toward Our Goals

| | 2Q 2021 | 1Q 2023 |
|---|---|---|
| Improved Capital Structure & Leverage Profile | 5.6x (2Q'21 LTM Financial Net Leverage)(1) | 3.6x (1Q'23 LTM Financial Net Leverage)(1) |
| Decreasing Churn | 0.9% (2Q'21 Core Churn, % of MRR) | 0.8% (1Q'23 Core Churn, % of MRR) |
| Current Occupancy | 68% (2Q'21 occupancy rate) | 73% (1Q'23 Occupancy Rate) |
| Substantial Cash Flow Improvement | ~($52) (2021 Cash Flow)(2) | ~($39) (1Q'23 LTM Cash Flow)(2) |

Cyxtera

Note: $ in Millions. Core bookings and Churn excludes CenturyLink.

(1) Financial Net Leverage is calculated by dividing Financial Net Debt (Net Debt, adjusted to exclude all Capital Lease obligations) by Adj. EBITDA; (2) Defined as CFO – Cash Capex.

5

CONFIDENTIAL Key Credit Highlights

CONFIDENTIAL Highly Attractive Business Model Scalable, recurring-revenue model with connectivity-driven customer value 1 Established blue-chip customer base with low, stable churn and declining concentration with Lumen 2 Large, diverse facility portfolio in suite of desirable markets 3 Flexible cost structure that is resilient to long-term changes in inflation and demand 4 7

CONFIDENTIAL 1 The Cyxtera Business Model Stabilized Markets Occupancy Rate Core Exit MRR per Sellable Sq ft. MRR per Cab % ($) ($) 75% $1,562 71% $30 $1,396 $1,385 67% 67% $1,327 $27 $26 $25 2019 2020 2021 2022 2019 2020 2021 2022 2019 2020 2021 2022 # of 60%+ 18 16 18 18 markets 1 2 3 Expand Footprint Land Grow customer MRR with greater attachment of Sellable space and power in key markets Target and sell enterprise customers through own • • • interconnection, Bare Metal and Digital Exchange salesforce and channel partners Strong demand from existing customers in those • key markets Focus on market share gains within Win additional customer workloads through • • existing markets Digital Exchange Favorable long-term leases that afford maximum • optionality Pricing at market rates, with proven ability to raise Facilitate customer expansion through single • • pane of glass prices upon renewal 8

CONFIDENTIAL 1 Why Customers Choose Cyxtera Scaled platform with 60+ facilities in 30+ markets Global Footprint Continuous Track record of developing innovative solutions like Bare Metal and the Digital Exchange fabric Innovation Robust interconnection portfolio with densely- Interconnection connected ecosystems Customer Centric Consistent approach to service delivery and flexible portability of services across the portfolio Operations Note: Several cities comprised of multiple markets: London (3), Chicago (2), New Jersey (2), Los Angeles (2). 9

CONFIDENTIAL

# 1 Connectivity Drives Attachment of Next-Gen Colocation

**~40,000 cross connects across global platform**

Offering **low-latency, direct connections** to all major cloud providers, most within 3ms

Connectivity – to service providers, networks, and the public cloud - is the **single most important factor** for enterprises choosing where to deploy their IT infrastructure

**Physical and virtual connectivity** represents massive incremental value-add (expand) to core colocation services (land)

| | Initial | Current |
|---|---|---|
| Number of Networks | 467 | 1,400+ |
| Average Network Providers Available per Site | 8 | 24 |
| Unique Network Service Providers | 106 | 307+ |

| Percent of data center footprint within 3ms of latency to public cloud on-ramps | 94% AWS | 89% Azure | 89% GCP |
|---|---|---|---|

**Digital Exchange Customer Adoption**[1]

(# of Customers)


YoY growth: 52%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

**Digital Exchange Annualized Revenue**[2]

($MM)


Bare Metal
Network Services
YoY growth: 61%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

**Interconnection Growth**

(Monthly Interconnection Revenue per Interconnect)


YoY growth: 10%
Q1'21
Q1'22
Q1'23

(1) Customer counts represent customers installed and billing for Digital Exchange Services; (2) Network Services revenue represented as part of both the Interconnection revenue and Digital Exchange revenue

Cyxtera

10

CONFIDENTIAL 2 Diversified and Resilient Blue-Chip Customer Base… Total Revenue by Customer Size Total Revenue by Industry Customer Concentration (% of MRR) Transport & Logistics Manufacturing and Retail Lumen SMB 1% Natural Resources 3% 8% 9% 3% Healthcare 4% Top 2-10 Business Services 22% 5% Cloud & IT Services 44% Media & Content Other 7% customers 60% Banking & Securities 12% (1) Enterprise Top 11-20 91% 10% Network Service Providers 16% 91% of revenue generated from large, Over 50% of customers are connectivity-driven Diverse customer mix with 2,300+ customers established private and public and Top 20 Customers ~40% organizations Product portfolio and go-to-market strategy tailored to win and retain Core Enterprise workloads Note: Data as of 3/27/2023, based on full year 2022 recurring revenue. (1) Enterprise = $1B revenue and/or 1,000+ employees. 11

CONFIDENTIAL 2 …is Long-Tenured… Customer Primary vertical Customer Since Contracted Years Count of DC % of MRR (1) 1 Communications, Media, Services 2017 8 37 7.6% 2 2006 Cloud & IT Services 22 10 5.2% 3 Banking & Securities 2008 16 9 4.7% 4 2000 Cloud & IT Services 27 8 2.7% 5 Cloud & IT Services 2004 23 3 2.2% 6 Cloud & IT Services 2020 5 4 1.7% 7 2009 Cloud & IT Services 14 3 1.6% 8 Cloud & IT Services 2001 24 7 1.5% 9 2008 Cloud & IT Services 10 3 1.5% 10 Media & Content 2016 9 1 1.4% 11 2018 Cloud & IT Services 15 3 1.3% 12 Banking & Securities 2003 24 2 1.2% 13 Media & Content 2022 4 1 1.1% 14 2016 Cloud & IT Services 7 1 1.0% 15 Cloud & IT Services 2015 11 1 0.9% 16 2010 Cloud & IT Services 15 2 0.9% 17 Banking & Securities 2006 17 5 0.8% 18 2000 Cloud & IT Services 24 6 0.8% 19 Cloud & IT Services 2005 21 4 0.8% 20 Network Service Providers 2003 27 24 0.7% Top 20 customers 16 39.6% Note: Data as of 12/31/2022. (1) Cyxtera assets were carved out of Lumen in 2017. 12

CONFIDENTIAL 2 …With Low Churn and Stable Revenue Growth Core Revenue Core Churn ($MM) (Monthly Core Churn % of Average Core MRR) $184.0 $179.6 1.0% $172.8 0.8% 0.8% $168.8 $165.9 0.7% 0.6% 0.6% $162.5 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 YoY % 7.7% 6.2% 5.9% 7.3% 10.5% 10.9% Growth (1) Q1’23 Core Revenue of $184.0M (vs. $165.9M prior year) Q3’22: Normalized for SIN1 facility, Core Churn would be 0.7% 10.9% YoY growth in Core Revenue Minimal exposure to SMB segment provides stable performance Note: Figures exclude Revenue and Churn associated with Lumen as a customer. (1) SIN1 facility was shut down in late 2022. 13

CONFIDENTIAL 2 Declining Exposure to Lumen Annual Revenue Highly Predictable Contract Structure ($ in Millions) Space in Square Feet Lumen Core 36-Month $947 15.3% $906 $39 $39 $855 24-Month 7.6% $39 $800 $776 $39 $746 $46 Month-to-Month $704 $691 $59 4.6% 60-Month $908 $867 $65 72.5% $816 $95 $761 $730 $687 $639 $595 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E Lumen % of 13.8% 9.2% 7.9% 5.9% 4.9% 4.6% 4.3% 4.1% Total Revenue Note: Pie chart represents contractual square footage by termination date. 14

CONFIDENTIAL 3 Large, Diverse Facility Available SF Market # of DCs Occupancy (000s) Portfolio in Suite of Amsterdam 1 22 6% Albuquerque 1 7 46% Desirable Markets Atlanta 2 8 85% Boston 2 6 89% Chicago 4 57 70% Columbus 1 9 56% Dallas 2 66 45% Strategic data center footprint with a presence in some of the Denver 3 24 62% most attractive global data center markets Frankfurt 2 3 70% London 5 22 83% Ample sellable capacity to meet current revenue growth Los Angeles 3 54 57% targets requiring limited expansion capital Minneapolis 2 0.2 99% Montreal 1 2 60% Incremental bookings at no additional lease cost provide a N. Virginia 6 40 81% tailwind for margin expansion New Jersey 5 98 64% Phoenix 2 22 66% Seattle 3 33 68% Silicon Valley 8 14 95% Singapore 2 0.1 100% Tampa 1 8 60% Tokyo 1 0.2 96% Toronto 2 6 90% Vancouver 1 1 87% Total 60 501 73% Note: Square foot and occupancy data as of 03/31/23. 15

CONFIDENTIAL 4 Diverse and Attractive Leased Assets (1) Tenant Share % Distribution (3) Multi-tenant 20% 80% (2) Single tenant ~21 years (4) Weighted Avg. Total Lease Term (5) Based on 2022 Revenue, 11.5% of revenue is attributable to sites with leases that roll off in less than 10 years 60+ Leased Data Centers across 30+ Landlords (1) Tenant share % based on number of facilities; (2) Includes facilities where Cyxtera has control of the building; (3) Excludes carrier hotels and SIN1; (4) Weighted based on May 2022 base rent rate in USD converted at current FX rates: Includes renewal term remaining; 16 (5) Assumes Company exercises its extension options.

CONFIDENTIAL 4 Historically Able to Pass On ~90% of Utility Costs to Customers Summary of Total Power Costs ($ in Millions) YoY Change Total 100% 100% 15% 21% International 23% 18% U.S. Deregulated 43% 43% 24% 35% 34% U.S. Regulated 13% FY'21 FY'22 • Power costs have increased significantly in 2022 due to macroeconomic and political factors • Contractual flexibility to pass through power costs protects our margins over time • Pass through is executed considering customer impact and timing and some costs are not recoverable in period 17

CONFIDENTIAL Business Plan

CONFIDENTIAL Overview of Financial Plan Focus on Existing Customer Base To Drive Revenue Growth 1 Opportunistic Approach to Large, Contiguous Space Opportunities to Accelerate Occupancy in Key Markets 2 Capital Efficient Growth Focused on Completing Current SFO and LHR Projects 3 Streamline Back Office and Go To Market Organization and Processes 4 (1) Achieve Savings Through Optimization of Lease Portfolio and Removal of Public Company Costs 5 (1) Business plan incorporates ~$8MM of public company cost savings starting in Q4’23E and reflects the Company’s preliminary strategy regarding lease renegotiation and rejection strategy that may lead to in excess of ~$20-$55MM annual cash rent savings. 19

CONFIDENTIAL

# Attractive Financial Profile With Considerable Upside


Total Revenue
($MM)
Lumen
Core(1)
Growth:
NA
1.7%
1.9%
6.0%
4.0%
3.1%
7.0%
5.9%
4.5%
$679
$99
$580
$691
$95
$595
$704
$65
$639
$746
$59
$687
$776
$46
$730
$800
$39
$761
$855
$39
$816
$906
$39
$867
$947
$39
$908
2019A
2020A
2021A
2022A
2023E (2)
2024E
2025E
2026E
2027E
Core Churn (Churn % Avg. Core MRR):
NA
0.95%
0.79%
0.78%
0.83%
0.65%
0.65%
0.65%
0.65%


Transaction Adjusted EBITDA(3)
($MM)
Transaction Adj. EBITDA
Transaction Adj. EBITDAR
$270
$193
$288
$216
$286
$224
$300
$239
$305
$246
$334
$279
$380
$324
$421
$364
$446
$387
2019A
2020A
2021A
2022A
2023E (2)
2024E
2025E
2026E
2027E

## Commentary

- Focus on existing customers for revenue growth by increasing escalators and pricing at renewal in line with current industry dynamics
- Leverage Large, Contiguous Space strategy to drive occupancy increases and growth at underutilized facilities
- EBITDA increases to be achieved as occupancy gains and price increases are realized

| | | |
|---|---|---|
| Core[1] Revenue Growth Rate | **~6%** 2022-2027E | |
| Transaction Adj. EBITDA Growth Rate | **~10%** 2022-2027E | |
| Run-Rate Margin | **~41%** 2027E Transaction Adj. EBITDA margin | |

Note: Incorporates ~$8MM of public company cost savings starting in Q4'23E.
(1) Core revenue excludes Lumen as a customer
(2) 2023E projections contemplate the impact of the Bankruptcy case, subject to further diligence and potential material revision.
(3) See GAAP to non-GAAP reconciliation of historical periods and definition of non-GAAP measures in Appendix. Forward-looking reconciliations of non-GAAP measures are not provided.

Cyxtera

20

CONFIDENTIAL Improving Occupancy and Disciplined Cost Management Result in Higher Margins Over Time Gross Margin (% margin) 52% 51% 50% 48% 46% 47% Commentary 45% 43% • Operating leverage, higher utilization and 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E gradual reversal of utilities headwinds drive Gross (1) $300 $317 $344 $361 $385 $429 $465 $491 Profit margin expansion Cost of $390 $386 $402 $415 $415 $427 $441 $456 Revenue • High-30s / low-40% medium-term EBITDA margin in line with industry peers SG&A $115 $127 $145 $136 $129 $130 $131 $133 • 2% - 3% of consistent annual margin expansion (2) Transaction Adj. EBITDA Margin Transaction Transaction through 2026 Adj. EBITDA Adj. EBITDAR (% margin) % margin % margin 47% 47% 44% 42% 42% 41% 40% 39% 41% 40% 38% 35% 32% 32% 32% 31% 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E Txn. Adj. $216 $224 $239 $246 $279 $324 $364 $387 EBITDA Note: Incorporates ~$8MM of public company cost savings starting in Q4’23E. (1) Moses Lake excluded from 2021 Cost of Revenue, while in public filings a portion of the expense related to Moses Lake remains. 21 (2) See GAAP to non-GAAP reconciliation of historical periods and definition of non-GAAP measures in Appendix. Forward-looking reconciliations of non-GAAP measures are not provided.

CONFIDENTIAL Capital Expenditures Projected Cash Capex ($MM) Commentary • Completion of highly attractive and accretive new builds in 2023 $132 $123 • Focus on achieving positive free cash flow via (1) (1) $45 $29 capital efficient growth in 2024 $83 $74 $76 $75 $74 $21 $66 $45 $29 • Prospective investors may decide to accelerate $23 $21 $21 $20 $26 growth; further investment opportunities are $22 available across the portfolio, but not assumed $66 $18 $55 $54 $53 $51 $48 herein $31 $22 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E • Installation, Bare Metal, and Corporate Capex consistent with current levels (2) Expansion Maintenance & Modernization Other % of 12% 11% 20% 16% 9% 9% 8% 8% Revenue Core Revenue Growth 7% 7% 6% 4% 7% 6% 5% (1) Modernization capex elevated in 2022 and 2023E due to one-time cooling system refurbishment costs driven by regulatory change. 22 (2) Other includes installation, corporate, success-based and bare-metal capital expenditures.

CONFIDENTIAL Supplemental Information

CONFIDENTIAL 2QTD Performance Update (as of 6/4/23) • RSA announcement seems to have been well received among customers and partners but effect is unclear at this time • Bookings through end of May slightly below budget expectations by about 20% • Total bookings for the quarter at mid-point expected to have a similar trajectory with a possibility of hitting budget if large proportion of upside opportunities are closed in the quarter • Churn through end of May is higher than expected and above budget trend for the quarter • Total Churn for the quarter expected to be above budget as Q1 was better due to timing • First half churn is expected be approximately mid-teens percent worse than budget • Net Bookings is expected to be somewhat negative-to-breakeven in Q2 and the first half of the year • The Company projects total bookings for 2023 to be in or around $5 million of MRR 24

CONFIDENTIAL Update on Sale Process • On or around the IOI deadline set forth in the RSA, the Company received a number of initial indications of interests reflecting a range of potential values for the Company. Such potential values range from above to meaningfully below the current trading levels for the Company's debt, subject to further diligence and refinement. • In the coming days and weeks, the Company, with the support of its lenders, will be working to evaluate and explore certain of these proposals to ultimately determine whether to enter into a transaction with a third party or alternatively transition majority ownership to its lenders. • It is important to note that each of the proposals received would enable the Company to continue operating its unique global platform with a focus on providing high quality service to customers. 25

CONFIDENTIAL Appendix

CONFIDENTIAL Reconciliation of GAAP to Non-GAAP Results ($ in Millions) 2019 2020 2021 2022 Net Loss to EBITDA Reconciliation: Net Loss ($295.0) ($122.8) ($257.9) ($355.1) Depreciation & Amortization 219.8 231.8 240.6 243.0 Interest and Other Expenses, Net 153.6 169.7 165.0 165.5 Income Tax (Benefit) Expense (85.9) 3.5 (47.8) (0.7) EBITDA ($7.5) $282.2 $99.9 $52.7 Transaction Adjustments Equity-Based Compensation $15.7 $7.4 $9.5 $22.3 Goodwill Impairment – – – 153.6 Straight-Line Rent Adjustment 6.5 2.9 3.1 1.8 REIT Conversion Costs – – – 2.2 Amortization of Favorable / Unfavorable Leasehold Interest & ARO Accretion 4.6 3.5 3.4 3.6 Stand-Up Separation & Other 46.2 11.1 4.2 9.4 Restructuring Costs & Other – 6.0 73.6 5.2 Transaction-Related Costs – – 5.2 – Change in Fair Value of Warrant Liabilities – – 25.5 (11.8) Impairment of Note and Other Receivables from Affiliate 127.7 (97.7) – – Total Adjustments $200.7 ($66.7) $124.5 $186.1 Transaction Adjusted EBITDA $193.2 $215.6 $224.4 $238.9 Transaction Adjusted EBITDA Margin 28.5% 31.2% 31.9% 32.0% Source: Company filings. Note: Numbers many not foot or cross foot due to rounding. 27

CONFIDENTIAL Cash Payments for Capital Leases ($ in Millions) Equipment Data Centers $175 $156 $154 $153 $153 $153 $151 $150 $150 $8 $11 $136 $4 $11 $24 $29 $38 $125 $29 $100 $75 $145 $146 $143 $140 $132 $124 $116 $107 $50 $25 – 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E Note: Does not incorporate impact of the Company’s preliminary strategy regarding lease renegotiation and rejection strategy that may lead to in excess of ~$20-$55MM annual cash rent savings. Cash capital lease payments represents capital 28 lease interest expense plus capital lease principal amortization less capital lease accrued interest.